UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2008

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, the Board of Directors (“Board”) of Safety Insurance Group,  Inc. (the “Company”) approved and offered Amended and Restated Employment Agreements to each of its officers, including its Principal Executive Officer, David F. Brussard, its Principal Financial Officer, William J. Begley, Jr., and its other 2008 Named Executive Officers, Daniel D. Loranger, Edward N. Patrick, Jr., and David E. Krupa (together, the “Officers”)  (the “Amended Agreements”) in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended.  Amendments provide that the payments or benefits due on account of a separation from service will be delayed for six months following such Officer’s separation from service and subject reimbursements due to the Officer to the timing rules imposed under Section 409(A).  The Amended Agreements do not materially affect the scope or amount of benefits the Officers are entitled to receive under their respective agreements.  The Board also approved and adopted amendments to the Company’s Annual Performance Incentive Plan and its 2002 Management Omnibus Plan (together, the “Incentive Plans”).  The provisions of the amendments to the Incentive Plans do not affect the scope or amount of benefits an eligible employee will be entitled to receive under the Incentive Plans.

Section 409A changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operation of such compensation.  Although Section 409A’s provisions have been in effect since 2005 and employers have been required to operate in good faith since that time, final regulations under Section 409A were not issued until 2007 and companies must amend affected nonqualified deferred compensation plans by December 31, 2008, to ensure that they comply with Section 409A and the Section 409A final regulations.

Copies of the Amended Agreements and amendments to the Incentive Plans are attached hereto as exhibits.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are furnished herewith.

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David F. Brussard, dated December 31, 2008.
10.2	Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and William J. Begley, Jr., dated December 31, 2008.
10.3	Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Daniel D. Loranger, dated December 31, 2008.
10.4	Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Edward N. Patrick, Jr., dated December 31, 2008.
10.5	Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David E. Krupa, dated December 31, 2008.
10.6	Safety Insurance Group, Inc. Annual Performance Incentive Plan amendment dated December 31, 2008.
10.7	Safety Insurance Group, Inc. 2002 Management Omnibus Incentive Plan, as Amended, amendment dated December 31, 2008.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date:	December 31, 2008

		By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary